OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2024
Payables and Accruals [Abstract]
Schedule of other current liabilities
As of December 31, 2024 and 2023, other current liabilities within the Consolidated Balance Sheets are comprised of:

(in thousands of $)	2024	2023
Accrued expenses	(10,838)	(12,582)
Deferred charter revenue	(37,124)	(32,441)
EUA obligations under the EU ETS	(1,397)	—
Other current liabilities	(50)	(482)
Provisions	(134)	—
Total other current liabilities	(49,544)	(45,505)